EXHIBIT 99.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

         Pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of ASI Technology Corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

         (1) the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 13, 2003


                                        /s/ JERRY E. POLIS
                                -------------------------------------------
                                        Jerry E. Polis, President of
                                        ASI Technology Corporation


                                        /s/ ERIC M. POLIS
                                ----------------------------------
                                        Eric M. Polis, Treasurer of
                                        ASI Technology Corporation


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